UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 27, 2012
Date of Report (Date of earliest event reported)

DOUBLE CROWN RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53389	98-0491567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2312 N. GREEN VALLEY PARKWAY SUITE 1026 HENDERSON, NEVADA	89014
(Address of principal executive offices)	(Zip Code)

707-961-6016
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on August 27, 2012, the Board of Directors of Double Crown Resources, Inc., a Nevada corporation (the "Company"), accepted the resignation of David Figueiredo as the President/Chief Executive Officer and a member of the Board of Directors.  Mr. Figueiredo did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective on August 27, 2012, the Board of Directors accepted the consent of Jerry Drew, who is a current member of the Board of Directors, as the President/Chief Executive Officer. Therefore, as of the date of this Current Report, the Board of Directors consists of Jerry Drew, Glenn Soler, Marc Duncan and Allen Lopez.

The Board of Directors believes that the Company's business plans have progressed to the point where a revision of management responsibilities would better suit the projects and plans currently under development. In accordance with this progress, the Board of Directors appointed Mr. Drew as the new President/Chief Executive Officer. Mr. Drew will take over the Company's daily operations for Mr. Figueiredo who will now work outside the Company on field projects and researching new, potential business opportunities.

During the past thirty years, Jerry Drew has been a successful leader in business development and marketing. Mr. Drew’s marketing experience started in the early 1980s where he was employed with J.D. Barton Company which distributes lighting fixtures to major electrical wholesalers in the Sacramento Valley and throughout northern California. Later, Mr. Drew developed and implemented a successful marketing plan for Mendocino Mineral Water. Subsequently, Mr. Drew started Jerold S. Drew Painting which remains in profitable business operation today. He also owns the successful business of Spencer Vineyards in Redwood Valley, California.

Jerry Drew earned his degree from California State University, Sacramento, in Business Management. For approximately 20 years, Mr. Drew was also the high school head cross country and track coach at Ukiah Unified School District until 2004 where his athletes were league, section, state and national champions.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUBLE CROWN RESOURCES INC.

Date: August 29, 2012	By: /s/ Jerry Drew
	Name:	Jerry Drew
	Title:	President/Chief Executive Officer

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